                                                                   Exhibit 10.18

                              SETTLEMENT AGREEMENT

                                   I. PARTIES

         This Settlement Agreement ("Agreement") is entered into between the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General ("OIG-HHS") of the Department of Health and Human Services ("HHS"), and TRICARE Management Activity ("TMA") through its General Counsel (collectively the "United States"); the States of Illinois, New Mexico, South Carolina, Tennessee, Texas, and West Virginia (collectively the "participating States"); and Community Health Systems, Inc. ("CHS"). Collectively, all of the above will be referred to as "the Parties."

                                  II. PREAMBLE

         As a preamble to this Agreement, the Parties agree to the following:

         A. CHS is a health care provider that owns and operates hospitals, and submitted or caused to be submitted, claims to Medicare, Medicaid, and TRICARE for the inpatient treatment of Medicare, Medicaid, and TRICARE beneficiaries.

         B. CHS submitted or caused to be submitted claims for payment to the Medicare Program ("Medicare"), Title XVIII of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ggg(1999); the Medicaid Program, 42 U.S.C. ss.ss. 1396-1396v
(1997); and the TRICARE program (formerly known as the Civilian Health and Medical Program of the Uniformed Services (CHAMPUS)), 10 U.S.C. ss.ss. 1071-1106.

         C. The Medicare, participating States' Medicaid, and TRICARE programs make payments to a hospital for inpatient treatment rendered to a beneficiary generally based upon the beneficiary's "principal diagnosis," as set forth by the hospital.

         D. The Medicare, participating States' Medicaid, and TRICARE programs rely upon participating hospitals to properly indicate the principal diagnosis through the use of standard diagnosis codes.

         E. In December 1997, CHS contacted the OIG-HHS and disclosed possible coding problems at CHS.

         F. CHS engaged in discussions with OIG-HHS to develop procedures for CHS to perform a self-audit of inpatient payment claims submitted by CHS to the Medicare program that grouped to the following DRGs: 014, 079, 087, 132, 138, 296, 416, and 475 (the "covered DRGs"). CHS then undertook the self-audit and extrapolated the findings.

         G. CHS provided the results of its self-audit and extrapolations relating to the covered DRGs to the United States, and the United States has reviewed these results.

         H. The United States and the participating States (as to Medicaid) conducted an investigation into inpatient payment claims submitted to Medicare, Medicaid, and TRICARE by CHS hospitals that grouped to the covered DRGs.

         I. The United States contends that it has certain civil claims against CHS under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733, and other federal statutes and/or common law doctrines as more specifically identified in Paragraph 5 below, for engaging in the following alleged conduct: the CHS hospitals listed on Attachment A, for the time periods described in Attachment A, submitted or caused to be submitted to Medicare, Medicaid, and TRICARE claims for certain ICD-9-CM diagnosis codes for inpatient admissions grouping to the covered DRGs that were not supported by the patients' medical records and as a consequence received greater reimbursement than that to which the hospitals were otherwise entitled for those admissions (hereinafter referred to as the "Covered Conduct"). The Covered Conduct refers only to those hospitals listed in Attachment A for the time periods described therein.

         J. The United States also contends that it has certain administrative claims against CHS under the provisions for permissive exclusion from Medicare, Medicaid and other federal health care programs, 42 U.S.C. ss. 1320a-7(b), and the provisions for civil monetary penalties, 42 U.S.C. ss. 1320a-7a, for the Covered Conduct.

         K. The participating States also contend that they have certain claims against CHS under their respective laws for claims to the Medicaid program concerning the Covered Conduct.

         L. CHS has provided documents and information to the United States in response to the government's investigation of the Covered Conduct, and CHS represents that such response has been truthful, accurate, and complete to the best of its knowledge and ability.

         M. This Settlement Agreement is made in compromise of disputed claims. Neither this Settlement Agreement nor any action taken pursuant to this Agreement shall constitute an admission of wrongdoing or fault of any kind on the part of CHS.

         N. CHS does not admit the contentions of the United States or the participating States as set forth above.

         O. To avoid the delay, uncertainty, inconvenience and expense of protracted litigation of these claims, the Parties reach a full and final settlement as set forth below.

                            III. TERMS AND CONDITIONS

         NOW, THEREFORE, in consideration of the mutual promises, covenants, and obligations set forth below, and for good and valuable consideration as stated herein, the Parties agree as follows:

         1. CHS agrees to pay to the United States $30,494,749.51 plus interest as follows: CHS agrees to make payment by electronic funds transfer pursuant to written instructions to be provided by the Commercial Litigation Branch, Civil Division, Department of Justice. CHS agrees to make this electronic funds transfer no later than ten (10) business days after the date that the United States hand-delivers to the District of Columbia offices of Fried, Frank, Harris, Shriver & Jacobson, as counsel to CHS, a copy of the fully-executed Agreement. CHS agrees to pay an additional amount of $409,876.05 plus interest representing recovery for the participating States' share of Medicaid; such payment shall be made no later than ten (10) business days after the date that the United States hand-delivers to the District of Columbia offices of Fried, Frank,

Harris, Shriver & Jacobson, as counsel to CHS, a copy of the fully-executed Agreement and pursuant to written instructions provided by the National Association of Medicaid Fraud Control Units. Interest shall be at the post-judgment interest rate (as set forth in 28 U.S.C. ss. 1961(a)) in effect as of February 3, 2000, and shall be computed from December 1, 1999 through the date of payment under this Paragraph. The payment to the United States and to the participating States together, including interest, constitutes the "Settlement Amount."

         2. CHS agrees to cooperate fully and in good faith with the United States in the administrative, civil or criminal investigation or prosecution of any person concerning the Covered Conduct, and concerning similar matters involving other hospitals and others, by providing accurate, truthful, and complete information whenever, wherever, to whomever and in whatever form the United States reasonably may request. Upon reasonable notice, CHS will make reasonable efforts to facilitate access to, and encourage the cooperation of, its directors, officers, and employees for interviews and testimony, consistent with the rights and privileges of such individuals, and will furnish to the United States, upon reasonable request, all non-privileged documents and records in its possession, custody or control relating to the Covered Conduct. Nothing in this Paragraph, however, affects any privilege that might be available to CHS or any regulatory or statutory obligation of CHS, or CHS's ability to object to the request on the grounds of such privilege or obligation; the United States reserves its right to contest the assertion of any such privilege or obligation by CHS.

         3. CHS has entered into a Corporate Compliance Agreement with OIG-HHS, attached as Attachment B, which is incorporated into this Agreement by reference. CHS will implement its obligations under the Corporate Compliance Agreement as set forth in the Corporate Compliance Agreement.

         4. CHS releases the United States, HHS, TRICARE, the participating States and each of their agencies, officers, agents, employees, and contractors and their employees, from any and all claims, causes of action, adjustments, and set-offs of any kind arising out of or pertaining to the Covered Conduct, including the investigation of the Covered Conduct and this Agreement.

         5. Subject to the exceptions in Paragraphs 10 and 15 below, in consideration of the obligations of CHS set forth in this Agreement, conditioned upon CHS's payment in full of the Settlement Amount, the United States (on behalf of itself, its officers, agents, and its agencies and departments referenced above in Paragraph 4), agrees to release CHS, its predecessors, successors, assigns, and affiliates and those hospitals listed in Attachment A (collectively, "the Released Parties") from any civil or administrative monetary claim the United States has or may have for the Covered Conduct for the time period specified for each facility listed in Attachment A under the False Claims Act, 31 U.S.C. ss.ss. 3729-3733; the Civil Monetary Penalties Law, 42 U.S.C. ss. 1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. ss.ss. 3801-3812; or the common law theories of payment by mistake, unjust enrichment, breach of contract and fraud. The United States expressly reserves any claims against any entities and individuals other than claims against the Released Parties for the Covered Conduct.

         6. Subject to the exceptions in Paragraphs 10 and 15 below, in consideration of the obligations of CHS set forth in this Agreement, conditioned upon CHS's payment in full of the Settlement Amount, the participating States (on behalf of themselves, their officers, agents, and their agencies and departments) agree to release the Released Parties from any civil or administrative monetary claim the participating States have or may have under State law for the time period specified for each facility listed in Attachment A for the Covered Conduct, including any claim under a state false claims or whistleblower law or any other common law, statutory or administrative theory. The participating States expressly reserve any claims against any entities and individuals other than claims against the Released Parties for the Covered Conduct.

         7. In consideration of the obligations of CHS set forth in this Agreement, including the Corporate Compliance Agreement at Attachment B, and conditioned upon CHS's payment in full of the Settlement Amount, the OIG-HHS agrees to release and refrain from instituting, directing or maintaining any administrative claim or any action seeking exclusion from Medicare, Medicaid or other federal health care programs (as defined in 42 U.S.C. ss. 1320a-7b(f)) against the Released Parties under 42 U.S.C. ss. 1320a-7a (Civil Monetary Penalties Law), or 42 U.S.C. ss. 1320a-7(b) (permissive exclusion), for the time period specified for each facility listed in Attachment A for the Covered Conduct, except as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude CHS or others from Medicare, Medicaid or other federal health care programs under 42 U.S.C. ss. 1320a-7(a) (mandatory exclusion). Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or persons, or for conduct and practices, for which civil claims have been reserved in Paragraph 10 or 15, below. The OIG-HHS expressly reserves any claims against any entities and individuals other than the Released Parties for the Covered Conduct.

         8. In consideration of the obligations of CHS set forth in this Agreement, and conditioned upon CHS's payment in full of the Settlement Amount, the TMA agrees to release and refrain from instituting, directing, or maintaining any administrative claim or any action seeking exclusion from the TRICARE Program against CHS under 32 C.F.R. ss. 199.9 for the time period specified for each facility listed in Attachment A for the Covered Conduct, except as reserved in Paragraph 10 or 15 below. The TMA expressly reserves authority to exclude CHS from the TRICARE program under 32 C.F.R. H 199.9
(f)(1)(i)(A), (f)(1)(i)(B), (f)(1)(i)(D), and (f)(1)(iii), based upon the
Covered Conduct. Nothing in this Paragraph precludes the TRICARE program from taking action against entities or persons, or for conduct and practices, for which civil claims have been reserved in Paragraph 10 or 15, below. The TMA expressly reserves any claims against any entities and individuals other than the Released Parties for the Covered Conduct.

         9. The participating States recognize that this Agreement is intended to allow CHS to continue to participate in the Medicaid program and is intended as a bar to any action initiated by the participating States to impose Medicaid program exclusion upon

CHS on the basis of the Covered Conduct for the time period specified for each facility listed in Attachment A, except as reserved in Paragraph 10 or 15 below. The Parties recognize, however, that participation in the Tennessee Medicaid/TennCare program is dependent upon acceptance into a network by a Managed Care Organization ("MCO") and that MCOs have discretion, so long as consistent with federal and state law, to set policies for participation in their networks. The Office of the Tennessee Attorney General will not attempt to influence any MCO to exclude CHS from participation in an MCO network due to the Covered Conduct. The State of Tennessee states that it does not have the authority to release CHS from any claims or actions for debarment or otherwise which may be asserted by private insurers or similar entities such as MCOs and Behavioral Health Organizations that are paid on a capitated basis for providing health care to the State's Medicaid/TennCare recipients. However, Department of Health, TennCare Bureau will not exclude CHS from participation in the Medicaid/TennCare program based upon the Covered Conduct unless required to do so by the United States Department of Health and Human Services.

         10. Notwithstanding any term of this Agreement, specifically reserved and excluded from the scope and terms of this Agreement as to any entity or person (including the Released Parties) are any and all of the following:

                  (a) Any civil, criminal or administrative claims arising under Title 26, U.S. Code (Internal Revenue Code) or any state revenue laws;

                  (b) Any criminal liability;

                  (c) Except as explicitly otherwise stated in this Agreement, any administrative liability, including mandatory exclusion from federal health care programs;

                  (d) Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct;

                  (e) Any claims based upon such obligations as are created by this Agreement;

                  (f) Any express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services, provided by CHS;

                  (g) Any claims based on a failure to deliver items or services billed;

                  (h) Any claims against any individuals, including officers and employees; however, if such individuals are legally entitled to repayment from CHS, by claim for indemnification, contribution, reimbursement or otherwise as a result of a claim brought by the United States or any other party to this Agreement for the Covered Conduct, the releases provided in Paragraphs 5 and 6 above shall apply to such individuals with respect to that claim;

                  (i) Claims under any consumer protection Acts or regulations, licensing, certificate of need or similar state regulatory proceedings other than Medicaid recoupment of the participating States; and

                  (j) Claims asserted in UNITED STATES EX REL. SMITH v. COMMUNITY HEALTH SYSTEMS, INC., Civil Action No. 3-99 0869 (M.D. Tenn.); UNITED STATES EX REL. BLEDSOE v. COMMUNITY HEALTH SYSTEMS, INC., Civil Action No. 1:98-cv-0435-MHS (N.D. Ga.); and the sealed matter identified in the letter dated March 28, 2000 from the United States Department of Justice, Civil Division, to Fried, Frank, Harris, Shriver & Jacobson as attorneys for CHS.

         11. CHS waives and will not assert any defenses it may have to any criminal prosecution or administrative action relating to the Covered Conduct, which defenses may be based in whole or in part on a contention that, under the Double Jeopardy or Excessive Fines Clause of the Constitution, this settlement bars a remedy sought in such criminal prosecution or administrative action. CHS agrees that this settlement is not punitive in purpose or effect. Nothing in this Paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue Laws, Title 26 of the United States Code or state tax or revenue laws.

         12. The Settlement Amount that CHS must pay pursuant to this Agreement by electronic wire transfer pursuant to Paragraph 1 above, will not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare carrier or intermediary, TRICARE or any State payer (including state Medicaid Managed Care Organizations ("MCO")), related to the Covered Conduct or the self audit; and CHS agrees not to resubmit to any Medicare carrier or intermediary, TRICARE or any State payer or MCO any previously denied claims related to the Covered Conduct or the self audit, and agrees not to appeal any such denials of claims.

         13. CHS agrees that all costs (as defined in the Federal Acquisition Regulations ("FAR") ss. 31.205-47 and in Titles XVIII and XIX of the Social Security Act, 42 U.S.C. ss.ss. 1395-1395ggg (1999) and 1396-1396v(1997), and the
regulations promulgated thereunder) incurred by or on behalf of CHS or any of its subsidiaries in connection with: (a) the matters covered by this Agreement,
(b) the Government's audit(s) and civil and any criminal investigation(s) of the matters covered by this Agreement, (c) CHS's investigation, self audit, defense, and corrective actions undertaken in response to the Government's audit(s) and civil and any criminal investigation(s) in connection with the matters covered by this Agreement (including attorney's fees and the obligations undertaken pursuant to the Corporate Compliance Agreement incorporated in this Settlement Agreement), (d) the negotiation of this Agreement, including the Corporate Compliance Agreement, and (e) the payments made pursuant to this Agreement, are unallowable costs on Government contracts and under the Medicare Program, Medicaid Program, TRICARE Program, Veterans Affairs Program, and Federal Employee Health Benefits Program (hereafter, "unallowable costs"). These unallowable costs will be separately estimated and accounted for by CHS, and CHS and its subsidiaries will not charge such unallowable costs directly or indirectly to any contracts with the United States or any state Medicaid program, or seek payment for such unallowable costs through any cost report, cost statement, information statement or payment request submitted by CHS or any of its subsidiaries to the Medicare, Medicaid, TRICARE, VA or FEHBP programs.

         14. CHS further agrees that within 60 days of the effective date of this Agreement it will identify to applicable Medicare and TRICARE fiscal intermediaries, carriers and/or contractors, and Medicaid, VA and FEHBP fiscal agents, any unallowable costs (as defined in Paragraph 13) included in payments previously sought from the United States, or any State Medicaid Program or MCO, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by CHS or any of its subsidiaries, and will request, and agree, that such cost reports, cost statements, information reports or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the unallowable costs. CHS agrees that the United States and participating States will be entitled to recoup from CHS or its subsidiaries any overpayment as a result of the inclusion of such unallowable costs on previously-submitted cost reports, information reports, cost statements or requests for payment. Any payments due after the adjustments have been made shall be paid to the United States or participating States pursuant to the direction of the Department of Justice, and/or the affected agencies or States. The United States and participating States reserve their rights to disagree with any calculations submitted by CHS or any of its subsidiaries on the effect of inclusion of unallowable costs (as defined in Paragraph 13) on CHS or any of its subsidiaries' cost reports, cost statements or information reports. Nothing in this Agreement shall constitute a waiver of the rights of the United States or participating States to examine or reexamine the unallowable costs described in this Paragraph and Paragraph 13.

         15. This Agreement is intended to be for the benefit of the Parties only, and by this instrument the Parties do not release any claims against any other person or entity.

         16. CHS agrees that it will not seek payment for any of the health care billings covered by this Agreement or the self audit from any health care beneficiaries or their parents or sponsors. CHS waives any causes of action against these beneficiaries or their parents or sponsors based upon the claims for payment covered by this Agreement or the self audit.

         17. Each party to this Agreement will bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

         18. CHS represents that this Agreement is freely and voluntarily entered into without any degree of duress or compulsion whatsoever.

         19. This Agreement is governed by the laws of the United States. The Parties agree that the exclusive jurisdiction and venue for any dispute arising between the United States and CHS under this Agreement will be the United States District Court for the District of Columbia, except that disputes arising under the Corporate Compliance Agreement (attached as Attachment B) shall be resolved exclusively under the dispute resolution provisions set forth in that agreement. The Parties further agree that jurisdiction and venue for any dispute arising between CHS and any participating State will be the State involved in the dispute.

         20. This Agreement, including Attachments A and B which are incorporated by reference, constitutes the complete agreement among the Parties and supersedes all prior agreements as to the same subject matter, and such prior agreements shall be null and void and shall have no effect. This Agreement may not be amended except by written consent of the Parties, except that only CHS and the OIG-HHS must agree in writing to modification of the Corporate Compliance Agreement contained in Attachment B.

         21. The undersigned individuals signing this Agreement on behalf of CHS represent and warrant that they are authorized to execute this Agreement on behalf of CHS. The undersigned United States signatories and signatories of the participating States represent that they are signing this Agreement in their official capacities and that they are authorized to execute this Agreement.

         22. This Agreement is binding on successors, transferees, and assigns.

         23. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same agreement.

         24. This Agreement is effective on the date on which the last signatory to the Agreement signs the Agreement.

                          THE UNITED STATES OF AMERICA


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               MICHAEL F. HERTZ
                                               JOYCE R. BRANDA
                                               JAMIE ANN YAVELBERG
                                               TRACY L. HILMER
                                               Civil Division
                                               U.S. Department of Justice


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               LEWIS MORRIS
                                               Assistant Inspector General
                                               Office of Counsel to the
                                               Inspector General
                                               Office of Inspector General
                                               United States Department of
                                               Health and Human Services


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               ROBERT L. SHEPHERD
                                               Deputy General Counsel
                                               TRICARE Management Activity

                              PARTICIPATING STATES

                                    ILLINOIS:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               ROBERT SPENCE
                                               Assistant Attorney General


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Ann Patla, Director
                                               Illinois Dept. of Public Aid

                                   NEW MEXICO:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Sandra K. Watts, Director
                                               Medicaid Fraud Control Unit


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Rumaldo R. Armijo
                                               General Counsel
                                               Human Services Dept.

                                 SOUTH CAROLINA:


DATED:                                         CHARLES MOLONY CONDON
      -----------------------------            Attorney General


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Richard G. Hepfer
                                               Deputy General Counsel
                                               Dept. of Health and Human
                                               Services


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Charles W. Gambrell, Jr.
                                               Assistant Deputy Attorney General
                                               Director, Medicaid Fraud Control
                                               Unit

                                   TENNESSEE:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Paul G. Summers
                                               Attorney General


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Dennis J. Garvey
                                               Deputy Attorney General

                                     TEXAS:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Andy Taylor
                                               Assistant Attorney General


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Scott E. Stephenson, Director
                                               Medicaid Fraud Control Unit


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Don Gilbert, Commissioner
                                               Texas Health and Human Services
                                               Commission


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Marina Henderson
                                               Executive Deputy Commissioner
                                               Legislative and Legal Affairs
                                               Texas Health and Human Services
                                               Commission
                                               Medicaid Fraud Control Unit

                                 WEST VIRGINIA:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Samuel P. Cook, Director,
                                               Office of Inspector General
                                               Dept. of Health and Human
                                               Services


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               Elizabeth S. Lawton, Commissioner
                                               Bureau for Medical Services
                                               Dept. of Health and Human
                                               Services

                                      CHS:


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               COMMUNITY HEALTH SYSTEMS, INC.


DATED:                                      BY:
      -----------------------------            -----------------------------
                                               FRIED, FRANK, HARRIS, SHRIVER &
                                               JACOBSON
                                               Attorneys for CHS

                                  ATTACHMENT A

-----------------------------------------------------------------------------------
PROVIDER NUMBER  HOSPITAL NAME                        STATE  START DATE   END DATE
-----------------------------------------------------------------------------------
050298           Barstow Community Hospital           CA     1/1/94       12/31/97
-----------------------------------------------------------------------------------
110112           Berrien County Hospital              GA     10/1/94      12/31/97
-----------------------------------------------------------------------------------
190164           Byrd Regional Memorial Hospital      LA     10/1/94      12/31/97
-----------------------------------------------------------------------------------
450296           Charter Reg. Med. Ctr. (Cleveland)   TX     8/1/96       12/31/97
-----------------------------------------------------------------------------------
420062           Chesterfield General Hospital        GA     8/1/96       12/31/97
-----------------------------------------------------------------------------------
440185           Cleveland Community Hospital         TN     10/1/94      12/31/97
-----------------------------------------------------------------------------------
140294           Crossroads Community Hospital        IL     10/1/94      12/31/97
-----------------------------------------------------------------------------------
100078           Doctors Memorial Hospital            FL     10/1/94      12/31/97
-----------------------------------------------------------------------------------
010126           Edge Regional Medical Center         AL     12/1/94      12/31/97
-----------------------------------------------------------------------------------
110189           Fannin Regional Hospital             GA     1/1/94       12/31/97
-----------------------------------------------------------------------------------
040080           Harris Hospital                      AR     10/1/94      12/31/97
-----------------------------------------------------------------------------------
010009           Hartselle Medical Center             AL     10/1/94      12/31/97
-----------------------------------------------------------------------------------
450162           Highland Medical Center              TX     1/1/94       12/31/97
-----------------------------------------------------------------------------------
450192           Hill Regional Hospital               TX     10/1/94      12/31/97
-----------------------------------------------------------------------------------
450596           Hood General Hospital (Granbury)     TX     1/1/97       12/31/97
-----------------------------------------------------------------------------------
180139           Kentucky River Medical Center        KY     7/1/95       12/31/97
-----------------------------------------------------------------------------------
440067           Lakeway Regional Hospital            TN     1/1/94       12/31/97
-----------------------------------------------------------------------------------
010150           LV Stabler Memorial Hospital         AL     10/1/94      12/31/97
-----------------------------------------------------------------------------------
140184           Marion Memorial Hospital             IL     11/1/96      12/31/97
-----------------------------------------------------------------------------------
420054           Marlboro Park Hospital               GA     8/1/96       12/31/97
-----------------------------------------------------------------------------------
320014           Mimbres Memorial Hospital            NM     3/1/96       12/31/97
-----------------------------------------------------------------------------------
260074           Moberly Regional Medical Center      MO     1/1/94       12/31/97
-----------------------------------------------------------------------------------
100122           North Okaloosa Medical Center        FL     3/1/96       12/31/97
-----------------------------------------------------------------------------------


                                   Page 1 of 2

-----------------------------------------------------------------------------------
PROVIDER NUMBER  HOSPITAL NAME                        STATE  START DATE   END DATE
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
450623           Northeast Medical Center             TX     8/1/96       12/31/97
-----------------------------------------------------------------------------------
010054           Parkway Medical Center               AL     10/1/94      12/31/97
-----------------------------------------------------------------------------------
180117           Parkway Regional Hospital            KY     1/1/94       12/31/97
-----------------------------------------------------------------------------------
040047           Randolph County Medical Center       AR     10/1/94      12/31/97
-----------------------------------------------------------------------------------
190131           River West Medical Center            TX     8/1/96       12/31/97
-----------------------------------------------------------------------------------
490002           Russell County Medical Center        VA     1/1/94       12/31/97
-----------------------------------------------------------------------------------
190047           Sabine Medical Center                LA     10/1/94      12/31/97
-----------------------------------------------------------------------------------
450653           Scenic Mountain Medical Center       TX     10/1/94      12/31/97
-----------------------------------------------------------------------------------
440052           Scott County Hospital                TN     1/1/94       12/31/97
-----------------------------------------------------------------------------------
420036           Springs Memorial Hospital            GA     11/1/94      12/31/97
-----------------------------------------------------------------------------------
180128           Three Rivers Medical Center          KY     1/1/94       12/31/97
-----------------------------------------------------------------------------------
440192           White County Community Hospital      TN     10/1/94      12/31/97
-----------------------------------------------------------------------------------
010143           Woodland Community Hospital          AL     10/1/94      12/31/97
-----------------------------------------------------------------------------------


                                   Page 2 of 2